UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2007
                                                          ---------------


                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

                                    Virginia
                         (State or other jurisdiction of
                         incorporation or organization)


  001-05767                                                   54-0493875
  ---------                                                   ----------
 (Commission                                               (I.R.S. Employer
  File No.)                                               Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)


                                 (804) 486-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                            SECTION 7 - REGULATION FD

Item 7.01.  Regulation FD Disclosure.

Net Sales by Category.

In its Annual Report on Form 10-K for the fiscal year ended February 28, 2007, the company modified its presentation of net sales by category to reflect total net sales and reclassified amounts from the video and information technology categories to warranty, services and other.

In this Form 8-K, the company is providing the revised segment net sales dollars and percents by category for each quarter of fiscal years 2006 and 2007.


Domestic Segment

Fiscal Year 2006

                                                             Three Months Ended                                Fiscal Year Ended
                                   May 31, 2005      August 31, 2005   November 30, 2005  February 28, 2006    February 28, 2006
                                            % of              % of              % of              % of                    % of
(Dollar amounts in millions)          $     sales        $     sales       $     sales       $     sales           $      sales
-------------------------------------------------------------------------------------------------------------------------------
Video                             $  842.1   39.8%   $  951.2  39.4%   $1,180.2  43.2%   $1,607.8  43.3%       $ 4,581.3   41.7%
Information technology               542.8   25.7       698.7  28.9       669.1  24.5       820.9  22.1          2,731.5   24.9
Audio                                318.8   15.1       351.8  14.6       400.6  14.7       614.1  16.5          1,685.4   15.4
Entertainment                        255.5   12.1       223.4   9.3       285.6  10.5       435.9  11.7          1,200.4   10.9
Warranty, services and other         155.4    7.3       188.9   7.8       195.3   7.1       235.8   6.4            775.4    7.1
                                  --------------------------------------------------------------------------------------------
 Total                             $2,114.7  100.0%   $2,414.0 100.0%   $2,730.8 100.0%   $3,714.5 100.0%       $10,974.0 100.0%
                                  ============================================================================================


Fiscal Year 2007

                                                             Three Months Ended                              Fiscal Year Ended
                                  May 31, 2006     August 31, 2006   November 30, 2006   February 28, 2007   February 28, 2007
                                            % of              % of              % of              % of                    % of
(Dollar amounts in millions)          $    sales         $     sales       $     sales       $     sales           $     sales
-------------------------------------------------------------------------------------------------------------------------------
Video                             $1,031.9   41.5%   $1,067.5  39.8%   $1,313.6  45.1%   $1,567.8  41.4%       $4,980.8   42.0%
Information technology               618.8   24.9       743.0  27.7       659.6  22.7       838.0  22.1         2,859.4   24.1
Audio                                380.6   15.3       388.7  14.5       409.9  14.1       599.8  15.9         1,779.0   15.0
Entertainment                        258.8   10.4       242.1   9.1       322.4  11.1       498.1  13.2         1,321.4   11.1
Warranty, services and other         195.5    7.9       239.3   8.9       204.2   7.0       280.1   7.4           919.1    7.8
                                  --------------------------------------------------------------------------------------------
Total                             $2,485.5  100.0%   $2,680.6 100.0%   $2,909.7 100.0%   $3,783.7 100.0%       $11,859.6 100.0%
                                  ============================================================================================



International Segment

Fiscal Year 2006

                                                             Three Months Ended                               Fiscal Year Ended
                                     May 31, 2005     August 31, 2005   November 30, 2005 February 28, 2006   February 28, 2006
                                          % of               % of              % of              % of                   % of
(Dollar amounts in millions)         $    sales          $   sales        $    sales       $     sales           $      sales
-----------------------------------------------------------------------------------------------------------------------------
Video                             $16.6   17.0%      $ 23.7  19.5%     $ 29.2  19.7%     $ 32.8  19.1%         $102.4   19.0%
Information technology             38.7   39.7         48.1  39.4        56.2  37.7        58.6  34.1           201.6   37.3
Audio                              31.7   32.6         37.8  31.0        43.7  29.3        58.4  34.0           171.7   31.8
Entertainment                       3.5    3.6          3.6   3.0         6.0   4.0        12.4   7.2            25.5    4.7
Warranty, services and other        7.0    7.1          8.7   7.1        13.8   9.3         9.6   5.6            39.1    7.2
                                --------------------------------------------------------------------------------------------
Total                             $97.5  100.0%      $121.9 100.0%     $148.9 100.0%     $171.8 100.0%         $540.2  100.0%
                                ============================================================================================


Fiscal Year 2007

                                                           Three Months Ended                                Fiscal Year Ended
                                   May 31, 2006     August 31, 2006   November 30, 2006 February 28, 2007    February 28, 2007
                                           % of              % of              % of              % of                   % of
(Dollar amounts in millions)          $    sales        $     sales        $   sales        $    sales          $       sales
----------------------------------------------------------------------------------------------------------------------------
Video                             $ 20.5   18.5%     $ 27.4  19.9%     $ 27.2  18.1%     $ 31.4  18.4%         $106.5   18.7%
Information technology              44.6   40.1        53.0  38.4        60.2  40.1        58.7  34.4           216.5   38.0
Audio                               35.8   32.2        43.9  31.9        48.4  32.3        62.2  36.4           190.3   33.4
Entertainment                        3.2    2.9         4.8   3.5         5.8   3.8        11.6   6.7            25.4    4.5
Warranty, services and other         7.0    6.3         8.7   6.3         8.6   5.7         7.0   4.1            31.3    5.4
                                --------------------------------------------------------------------------------------------
Total                             $111.1  100.0%     $137.9 100.0%     $150.2 100.0%     $170.9 100.0%         $570.2  100.0%
                                ============================================================================================





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CIRCUIT CITY STORES, INC.



                                      By:  /s/Philip J. Dunn
                                           ----------------------------------
                                            Philip J. Dunn
                                            Senior Vice President, Treasurer,
                                            Corporate Controller and
                                            Chief Accounting Officer



Date:    August 13, 2007